UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 18, 2007 (December 12, 2007)

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments of Articles of Incorporation or Bylaws

On December 12, 2007, the Board of Directors of Implant Sciences Corp. (the “Company”) approved and adopted amendments to Section 7.1 and 7.3 of the Company’s Bylaws to provide for the issuance of uncertificated shares of the Company and the trading of the Company’s securities in book-entry form. The Board of Directors adopted these amendments to its Bylaws to comply with the requirements of the American Stock Exchange that the securities of listed issuers be eligible for listing and transfer through the Direct Registration System. The amendments to the Bylaws were effective immediately upon adoption. A copy of the amended and restated bylaws is filed herewith as exhibit 3.1.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

       Exhibit No.   Description

3.1    Amended and Restated Bylaws of Implant Sciences Corp. effective as of December 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

       Date: December 18, 2007            By: /s/ Phillip Thomas
  Phillip Thomas, Chief Executive Officer